EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Mu Yan Technology Group Co., Limited, a Nevada corporation (the “Corporation”), does hereby certify, to such officer’s knowledge, that:

(1) The Quarterly Report on Form 10-Q for the period ended October 31, 2020 (the “Form 10-Q”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: December 14, 2020	/s/ FENG Wanning
FENG Wanning
Treasurer and Chief Financial Officer